                                                                EXHIBIT 10.25(I)

               AMENDMENT NO. 1 TO THE LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1 entered into January 25, 2007 effective as of November 30, 2006
("Amendment No. 1") to the Loan and Security Agreement dated as of November 30,
2004 by and between AMERICAN TECHNICAL CERAMICS CORP., a Delaware corporation
("Borrower") and COMMERCE BANK, N.A., a national banking association ("Bank").

                              W I T N E S S E T H :

      WHEREAS, as of November 30, 2004, Borrower and Bank had entered into a certain loan and security agreement, as extended on or about November 30, 2005, as further extended and amended by this Amendment No. 1, as may be further amended from time to time;

      WHEREAS, Borrower has requested that Bank, among other things, extend the
Revolving Credit Maturity Date (as defined in the Loan Agreement) to November
30, 2007, and the Bank has agreed to do so, in the manner set forth below;
provided however, that, among other things, Borrower execute this Amendment No.
1.

      NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1.    The definition of "Agreement" or "Loan Agreement" is hereby amended to read in its entirety as follows:

            AGREEMENT means the loan and security agreement dated as
            of November 30, 2004, by and between Borrower and Bank,
            including all exhibits thereto, as extended on or about
            November 30, 2005, as amended by this Amendment No. 1,
            as the same may be amended or otherwise modified from
            time to time; the terms "herein", "hereunder" and like
            terms shall be taken as referring to the Agreement in
            its entirety and shall not be limited to any particular
            section or provision thereof.

      2.    The definition of "Revolving Credit Maturity Date" contained in
Section 1.1. of the Agreement is hereby amended to read in its entirety as follows:

            REVOLVING CREDIT MATURITY DATE means November 30, 2007,
            or such later date as Bank may, in its sole and absolute
            discretion, designate in writing to Borrower.

                                        1

      3.    Lender has agreed to release its security interest in Inventory.
Therefore, Section 3.1 of the Agreement is hereby amended to read in its entirety as follows:

            3.1   Collateral: As security for the payment of the
            Obligations, and satisfaction by Borrower of all
            covenants and undertakings contained in this Agreement
            and the other Loan Documents, Borrower hereby assigns
            and grants to Lender, a continuing Lien on and security
            interest in the following Property, all whether now
            owned or hereafter acquired, created or arising and
            wherever located:

                  a.    Accounts - All Accounts; and

                  b.    Proceeds - The Proceeds (including, without
            limitation, insurance proceeds), whether cash or
            non-cash, of all of the foregoing property described in
            clause (a).

      4.    Bank shall execute, deliver and file UCC-3 Termination Statements and otherwise take such action as Borrower may reasonably request in order to release Bank's Lien and security interest in and to Borrower's Inventory.

      5.    Section 6.8 of the Agreement is hereby amended to read in its entirety as follows:

            Financial Covenants: Borrower shall maintain and comply
            with the following financial covenants:

                        a.    Tangible Net Worth - Borrower shall
            maintain at all times Tangible Net Worth of not less
            than $60,000,000, to be tested quarterly based upon the
            financial statements required to be submitted hereunder.

                        b.    Leverage Ratio - Borrower shall
            maintain a Leverage Ratio of not more than .5 to 1.0,
            measured as of each fiscal quarter end.

      6.    Borrower represents and warrants to Bank that there are no offsets, defenses or counterclaims to the payment of the Indebtedness owing Bank, and to the continuing general security interest in the Collateral granted to Bank by
Borrower as security for payment of the Indebtedness, as fully described in the
Agreement.

      7.    Except as modified herein, all other provisions of the Agreement and the other Loan Documents remain unmodified and are in full force and effect.

      8.    Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                                        2

      9.    This Amendment No. 1 and the other Loan Documents, and the rights and obligations of the parties hereunder or thereunder, as the case may be, will be construed and interpreted in accordance with the laws of the State of New
York (the "Governing State" ) (excluding the laws applicable to conflicts or choice of law).

      IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the day and year first above written.

                                               AMERICAN TECHNICAL CERAMICS CORP.

                                               By:   /S/ Andrew Perz
                                                  -----------------------------
                                                         Andrew Perz
                                                   Vice-President - Controller

                                               COMMERCE BANK, N.A.

                                               By:   /S/ Richard Ohl
                                                  -----------------------------
                                                         Richard Ohl
                                                       Vice President:

                                        3